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                                                                   EXHIBIT 23(b)





                        CONSENT OF MOORE STEPHENS FROST




     As independent public accountants, we hereby consent to the use in this Form S-4 Registration Statement of our report dated January 10, 1997. We also consent to the reference to our firm under "Experts" in the Form S-4.



                                       /s/ MOORE STEPHENS FROST
                                           Moore Stephens Frost



Little Rock, Arkansas
December 31, 1997